INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES    Two World Trade Center,
                                                        New York, New York 10048

LETTER TO THE SHAREHOLDERS October 31, 1997

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of InterCapital Insured California Municipal Securities (ICS) for the fiscal year ended October 31, 1997.

Stimulated by a resurgence of consumer spending in late 1996, the economy grew at a rapid pace in the first quarter of 1997. This prompted the Federal Reserve Board to tighten its monetary policy in March in a preemptive move against a possible increase in the rate of inflation. Economic growth slowed in the second quarter and the bond market rallied. In addition to more moderate economic growth, low inflation and stable monetary policy, the bond rally through July was supported by a shrinking federal budget deficit and a strong dollar. However, by August the bond market retreated on fears that stronger employment conditions might prompt the Federal Reserve Board to tighten further. Yields declined in October when turmoil in the global stock markets precipitated "flight-to-quality" demand for U.S. Treasuries.


                            BOND YIELDS 1994-1997

                                                      Insured Municipal Revenue
           30-Year U.S.      30-Year Insured            Yields as a Percentage
         Treasury Yields  Municipal Revenue Yields     of U.S. Treasury Yields
Dec '93         6.34                5.4                          85.17%
                6.24                5.4                          86.54%
                6.66                5.8                          87.09%
                7.09                6.4                          90.27%
                7.32                6.35                         86.75%
                7.43                6.25                         84.12%
Jun '94         7.61                6.5                          85.41%
                7.39                6.25                         84.57%
                7.45                6.3                          84.56%
                7.81                6.55                         83.87%
                7.96                6.75                         84.80%
                8                   7                            87.50%
Dec '94         7.88                6.75                         85.66%
                7.7                 6.4                          83.12%
                7.44                6.15                         82.66%
                7.43                6.15                         82.77%
                7.34                6.2                          84.47%
                6.66                5.8                          87.09%
Jun '95         6.62                6.1                          92.15%
                6.86                6.1                          88.92%
                6.66                6                            90.08%
                6.48                5.95                         91.82%
                6.33                5.75                         90.84%
                6.14                5.5                          89.56%
Dec '95         5.94                5.35                         90.07%
                6.03                5.4                          89.55%
                6.46                5.8                          86.69%
                6.66                5.85                         87.84%
                6.89                5.95                         86.36%
                6.99                6.05                         86.55%
Jun '96         6.89                5.9                          85.63%
                6.97                5.85                         83.93%
                7.11                5.9                          82.98%
                6.93                5.7                          82.25%
                6.64                5.65                         85.09%
                6.35                5.5                          86.61%
Dec '96         6.63                5.6                          84.46%
                6.79                5.7                          83.95%
                6.8                 5.65                         83.08%
                7.1                 5.9                          83.10%
                6.94                5.75                         82.85%
                6.91                5.65                         81.77%
Jun '97         6.78                5.6                          82.60%
                6.3                 5.3                          84.00%
                6.61                5.5                          83.00%
                6.4                 5.4                          84.40%
Oct '97         6.15                5.35                         86.90%

Source: Municipal Market Data

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES

MUNICIPAL MARKET CONDITIONS

Municipal yields followed the trend of Treasury yields, but with less volatility. Long-term insured revenue index yields increased from 5.65 percent to 5.90 percent between October 1996 and March 1997. The bond rally over the past seven months pushed 30-year yields down to 5.35 percent by the end of October 1997. Yields on one-year notes were little changed at 3.75 percent over the 12-month period. Consequently, the yield pickup for extending maturities from one to 30 years narrowed from 190 basis points to 160 basis points.

The ratio of 30-year insured revenue bond yields to 30-year U.S. Treasury yields rose from 83 percent at the end of March 1997 to 87 percent in October. A rising ratio means that municipals have underperformed Treasuries and have become relatively more attractive. Over the past four years, this ratio has annually ranged from an average low of 83 percent to an average high of 90 percent.

New-issue underwriting volume was slightly ahead in the first half of 1997 relative to the same period last year. The decline in interest rates subsequently led to a surge in refunding activity. As a result, new-issue municipal volume was up 17 percent during the first 10 months of 1997. Refundings accounted for more than 25 percent of total volume.

PERFORMANCE

During the fiscal year ended October 31, 1997, the Trust's net asset value (NAV) improved


LARGEST SECTORS AS OF OCTOBER 31, 1997
(% OF NET ASSETS)


TAX ALLOCATION               25%
HOSPITAL                     15%
TRANSPORTATION               12%
REFUNDED                     10%
GENERAL OBLIGATION            9%
MORTGAGE                      8%
WATER & SEWER                 8%
ALL OTHERS                   13%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


CREDIT ENHANCEMENTS AS OF DECEMBER 31, 1997
(% OF TOTAL LONG-TERM PORTFOLIO)


MBIA                         42%
AMBAC                        31%
FSA                          13%
FGIC                         11%
CONNIE LEE                    3%

PORTFOLIO STRUCTURE IS SUBJECT CHANGE.

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES from $15.02 to $15.50. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.81 per share, the Trust's total NAV return was 9.16 percent. ICS's market price on the New York Stock Exchange moved from $13.50 to $14.375 per share. Based on this change in market price plus reinvestment of tax-free dividends, the Trust's total market return was 12.64 percent. On October 31, 1997, ICS traded at a 7 percent discount to NAV.

Monthly dividends for the fourth quarter of 1997 were declared in September. Over the past 12 months the level of undistributed net investment income declined from $0.116 per share to $0.086 per share. Beginning with the October 1997 payment, the monthly dividend was reduced from $0.0675 per share to $0.065 per share to more closely reflect the Trust's anticipated income.

PORTFOLIO STRUCTURE

ICS remained fully invested in long-term municipal bonds during the period. Investments were diversified among 12 long-term sectors and 25 credits. The Trust's weighted average maturity and call protection were 21 and 6 years, respectively. To assure the timely payment of principal and interest, each position in the portfolio was backed by triple "A" rated bond insurance.

LOOKING AHEAD

So far this year, long-term municipal bonds have followed the trend of Treasuries toward lower yields. The recent enactment of the Taxpayer Relief Act of 1997 did not impact municipals directly and the long-term benefits of tax-exempt income have remained intact.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the twelve-month period ended October 31, 1997, the Trust purchased and retired 44,700 shares of common stock at a weighted average market discount of 6.99 percent.

We appreciate your ongoing support of InterCapital Insured California Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO

CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On May 20, 1997, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

        Wayne E. Hedien
        For............................................................  3,401,537
        Withheld.......................................................     69,128

        Dr. Manuel H. Johnson
        For............................................................  3,400,873
        Withheld.......................................................     69,792

        John L. Schroeder
        For............................................................  3,400,871
        Withheld.......................................................     69,794

    The following Trustees were not standing for reelection at this meeting:
    Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Michael
    E. Nugent and Philip J. Purcell

(2) APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE TRUST AND DEAN WITTER INTERCAPITAL INC. IN CONNECTION WITH THE MERGER OF MORGAN STANLEY GROUP INC. WITH DEAN WITTER, DISCOVER & CO.:

        For............................................................  3,218,968
        Against........................................................     42,227
        Abstain........................................................    209,470

(3) RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT
    ACCOUNTANTS:

        For............................................................  3,311,099
        Against........................................................     21,591
        Abstain........................................................    137,975

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS October 31, 1997

PRINCIPAL
AMOUNT IN                                                                                  COUPON     MATURITY
THOUSANDS                                                                                   RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
              CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (97.4%)
              General Obligation (9.0%)
 $ 3,000      California, Various Purpose 03/01/94 (FSA)...............................     5.50%     03/01/20     $ 3,015,690
   3,000      Moulton-Niguel Water District, 1993 Refg (MBIA)..........................     5.00      09/01/19       2,876,670
 -------                                                                                                           -----------
   6,000                                                                                                             5,892,360
 -------                                                                                                           -----------

              Educational Facilities Revenue (2.4%)
   1,500      California Educational Facilities Authority, National University Ser 1994
 -------       (Connie Lee)............................................................     6.20      05/01/21       1,589,325
                                                                                                                   -----------

              Electric Revenue (1.6%)
   1,000      Anaheim Public Financing Authority, San Juan 2nd Ser (FGIC)..............     5.75      10/01/22       1,025,400
 -------                                                                                                           -----------

              Hospital Revenue (15.3%)
   2,000      Anaheim, Anaheim Memorial Hospital Association COPs (AMBAC)..............     5.125     05/15/20       1,931,280
   3,000      California Health Facilities Financing Authority, Catholic Healthcare
               West Ser 1994 B (AMBAC).................................................     5.00      07/01/21       2,832,870
   3,000      California Statewide Communities Development Authority, Sharp Health Care
               COPs (MBIA).............................................................     6.00      08/15/24       3,158,670
   2,000      San Mateo County Joint Powers Financing Authority, San Mateo County
               Health Center 1994 Ser A (FSA)..........................................     5.75      07/15/22       2,057,720
 -------                                                                                                           -----------
  10,000                                                                                                             9,980,540
 -------                                                                                                           -----------

              Mortgage Revenue - Multi-Family (4.9%)
   3,000      Los Angeles Community Redevelopment Agency, 1994 Ser A (AMBAC)...........     6.45      07/01/17       3,179,250
 -------                                                                                                           -----------

              Mortgage Revenue - Single Family (3.1%)
   1,970      California Housing Finance Agency, 1995 Ser B (AMT) (AMBAC)..............     6.25      08/01/14       2,033,020
 -------                                                                                                           -----------

              Public Facilities Revenue (3.2%)
   1,000      Glendale Unified School District, 1994 Ser A COPs (AMBAC)................     6.00      03/01/19       1,050,700
   1,000      Los Angeles Convention & Exhibition Center Authority, 1993 Refg Ser A
               (MBIA)..................................................................     5.375     08/15/18       1,000,860
 -------                                                                                                           -----------
   2,000                                                                                                             2,051,560
 -------                                                                                                           -----------

              Tax Allocation (25.3%)
   3,000      Bay Area Government Association, Pool 1994 Ser A (FSA)...................     6.00      12/15/24       3,181,320
   2,000      Brea Redevelopment Agency, 1993 Refg Ser AB (MBIA).......................     5.75      08/01/23       2,052,580
   2,000      Cerritos Public Finance Authority, Los Coyotes Redev Ser 1993 A
               (AMBAC).................................................................     5.75      11/01/22       2,054,140
   3,000      Corona Redevelopment Agency, Area A 1994 Refg Ser A (FGIC)...............     6.25      09/01/13       3,303,270
   3,000      Pittsburg Redevelopment Agency, Los Medanos Refg Ser 1993 A (AMBAC)......     5.00      08/01/17       2,904,660
   3,000      Yorba Linda Redevelopment Agency, Ser 1993 A (MBIA)......................     5.25      09/01/23       2,937,480
 -------                                                                                                           -----------
  16,000                                                                                                            16,433,450
 -------                                                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES

PRINCIPAL
AMOUNT IN                                                                                  COUPON     MATURITY
THOUSANDS                                                                                   RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
              Transportation Facilities Revenue (11.5%)
 $ 3,000      Los Angeles County Transportation Commission, Second Sr Ser 1992 A
               (MBIA)..................................................................     6.00%     07/01/23     $ 3,145,560
              San Francisco Airports Commission, San Francisco Int'l Airport
   2,000       Second Ser Refg Issue 4 (MBIA)..........................................     6.00      05/01/20       2,107,200
   2,000       Second Ser Refg Issue 2 (MBIA)..........................................     6.75      05/01/20       2,238,020
 -------                                                                                                           -----------
   7,000                                                                                                             7,490,780
 -------                                                                                                           -----------

              Water & Sewer Revenue (7.6%)
   2,900      Garden Grove Public Financing Authority, Water Ser 1993 (FGIC)...........     5.50      12/15/23       2,914,877
   2,000      Los Angeles, Wastewater Refg Ser 1993 A (MBIA)...........................     5.70      06/01/20       2,045,560
 -------                                                                                                           -----------
   4,900                                                                                                             4,960,437
 -------                                                                                                           -----------

              Other Revenue (3.2%)
   2,000      South Orange County Public Financing District #88-1, 1994 Ser A (MBIA)...     6.00      09/01/18       2,106,960
 -------                                                                                                           -----------

              Refunded (10.3%)
   3,000      Central Coast Water Authority, Ser 1992 (AMBAC)..........................     6.60      10/01/02       3,372,750
   3,000      Sacramento Municipal Utility District, 1992 Ser B (MBIA).................     6.375     08/15/02++     3,336,270
 -------                                                                                                           -----------
   6,000                                                                                                             6,709,020
 -------                                                                                                           -----------
  61,370      TOTAL CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $58,060,374).......................      63,452,102
 -------                                                                                                           -----------
              CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATIONS (1.1%)
              California Pollution Control Financing Authority,
     400       Pacific Gas & Electric Co Ser 1996 F (Demand 11/03/97)..................     3.90*     11/01/26         400,000
     300       Southern California Edison Co Ser 1986 B (Demand 11/03/97)..............     3.75*     02/28/08         300,000
 -------                                                                                                           -----------
     700      TOTAL CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATIONS
 -------       (Identified Cost $700,000).....................................................................         700,000
                                                                                                                   -----------

 $62,070      TOTAL INVESTMENTS (Identified Cost $58,760,374) (a)....................................     98.5%
 =======                                                                                                            64,152,102

              CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES...........................................    1.5         958,554
                                                                                                         -----     -----------

              NET ASSETS..............................................................................   100.0%    $65,110,656
                                                                                                         =====     ===========

---------------------

     AMT      Alternative Minimum Tax.
     COPs     Certificates of Participation.
      ++      Prerefunded to call date shown.
      *       Current coupon of variable rate demand obligation.
     (a)      The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross and net unrealized appreciation is $5,391,728.

Bond Insurance:
---------------
    AMBAC     AMBAC Indemnity Corporation.
  Connie Lee  Connie Lee Insurance Company.
     FGIC     Financial Guaranty Insurance Company.
     FSA      Financial Security Assurance Inc.
     MBIA     Municipal Bond Investors Assurance Corporation.


                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

ASSETS:
Investments in securities, at value
 (identified cost $58,760,374).........................................    $64,152,102
Cash...................................................................         14,159
Interest receivable....................................................      1,016,902
Deferred organizational expenses.......................................         10,619
Prepaid expenses and other assets......................................          2,900
                                                                           -----------

    TOTAL ASSETS.......................................................     65,196,682
                                                                           -----------

LIABILITIES:
Payable for:
    Investment management fee..........................................         21,742
    Common shares of beneficial interest repurchased...................         14,405
Accrued expenses and other payables....................................         49,879
                                                                           -----------

    TOTAL LIABILITIES..................................................         86,026
                                                                           -----------

    NET ASSETS.........................................................    $65,110,656
                                                                           ===========

COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized of
 non-participating $.01 par value, none issued)........................             --
                                                                           -----------
Common shares of beneficial interest (unlimited shares authorized of
 $.01 par value, 4,200,513 shares outstanding).........................    $59,385,070
Net unrealized appreciation............................................      5,391,728
Accumulated undistributed net investment income........................        361,014
Accumulated net realized loss..........................................        (27,156)
                                                                           -----------

    TOTAL NET ASSETS...................................................    $65,110,656
                                                                           ===========

NET ASSET VALUE PER COMMON SHARE                                                $15.50
 ($65,110,656 divided by 4,200,513 common shares outstanding)..........    ===========

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES

STATEMENT OF OPERATIONS
For the year ended October 31, 1997

NET INVESTMENT INCOME:
INTEREST INCOME.........................................................    $3,624,927
                                                                            ----------

EXPENSES
Investment management fee...............................................       223,318
Professional fees.......................................................        51,931
Shareholder reports and notices.........................................        20,454
Registration fees.......................................................        16,559
Transfer agent fees and expenses........................................        13,860
Trustees' fees and expenses.............................................        11,364
Organizational expenses.................................................         7,997
Custodian fees..........................................................         3,607
Other...................................................................         7,456
                                                                            ----------
    TOTAL EXPENSES......................................................       356,546
Less: expense offset....................................................        (3,599)
                                                                            ----------

    NET EXPENSES........................................................       352,947
                                                                            ----------

    NET INVESTMENT INCOME...............................................     3,271,980
                                                                            ----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss.......................................................          (377)
Net change in unrealized appreciation...................................     2,115,361
                                                                            ----------

    NET GAIN............................................................     2,114,984
                                                                            ----------

NET INCREASE............................................................    $5,386,964
                                                                            ==========

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES

STATEMENT OF CHANGES IN NET ASSETS
                                                           FOR THE YEAR         FOR THE YEAR
                                                              ENDED                ENDED
                                                         OCTOBER 31, 1997     OCTOBER 31, 1996
----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income................................      $  3,271,980         $  3,333,747
Net realized loss....................................              (377)             (25,529)
Net change in unrealized appreciation................         2,115,361              555,060
                                                           ------------         ------------

    NET INCREASE.....................................         5,386,964            3,863,278
                                                           ------------         ------------

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS
FROM:
Net investment income................................        (3,402,772)          (3,230,079)
Net realized gain....................................                --              (38,327)
                                                           ------------         ------------

    TOTAL............................................        (3,402,772)          (3,268,406)
                                                           ------------         ------------

Decrease from transactions in common shares of
 beneficial interest.................................          (626,777)          (1,310,404)
                                                           ------------         ------------

    NET INCREASE (DECREASE)..........................         1,357,415             (715,532)
NET ASSETS:
Beginning of period..................................        63,753,241           64,468,773
                                                           ------------         ------------

    END OF PERIOD
    (Including undistributed net investment income of
    $361,014 and $491,806, respectively).............      $ 65,110,656         $ 63,753,241
                                                           ============         ============

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS October 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital Insured California Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from both federal and California income taxes. The Trust was organized as a Massachusetts business trust on October 14, 1993 and commenced operations on February 28, 1994.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued for the Trust by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Trust's common shares in the amount of $40,000 which have been reimbursed by the Trust for the full amount thereof. Such expenses have been deferred and are being amortized by the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1997 aggregated $520,750.

Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1997, the Trust had transfer agent fees and expenses payable of approximately $1,430.

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The preferred shares have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Upon issuance, the Trust will be subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                                    CAPITAL
                                                                                                                    PAID IN
                                                                                                                   EXCESS OF
                                                                                       SHARES       PAR VALUE      PAR VALUE
                                                                                      ---------     ---------     -----------
Balance, October 31, 1995.........................................................    4,343,213      $43,432      $61,278,819
Treasury shares purchased and retired (weighted average discount 10.42%)*.........      (98,000)        (980)      (1,309,424)
                                                                                      ---------      -------      -----------
Balance, October 31, 1996.........................................................    4,245,213       42,452       59,969,395
Treasury shares purchased and retired (weighted average discount 6.99%)*..........      (44,700)        (447)        (626,330)
                                                                                      ---------      -------      -----------
Balance, October 31, 1997.........................................................    4,200,513      $42,005      $59,343,065
                                                                                      =========      =======      ===========

---------------------
* The Trustees have voted to retire the shares purchased.

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES

6. FEDERAL INCOME TAX STATUS

At October 31, 1997, the Trust had a net capital loss carryover of approximately $25,900 of which $25,500 will be available through October 31, 2004 and $400 will be available through October 31, 2005, to offset future capital gains to the extent provided by regulations.

7. DIVIDENDS TO COMMON SHAREHOLDERS

On September 23, 1997, the Trust declared the following dividends from net investment income:

 AMOUNT                   RECORD                  PAYABLE
PER SHARE                  DATE                     DATE
---------     -----------------------------  ------------------
 $ 0.065      November 7, 1997.............  November 21, 1997

 $ 0.065      December 5, 1997.............  December 19, 1997

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                                                                 FOR THE PERIOD
                                                                        FOR THE YEAR ENDED OCTOBER 31**        FEBRUARY 28, 1994*
                                                                     --------------------------------------         THROUGH
                                                                      1997           1996           1995       OCTOBER 31, 1994**
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............................    $ 15.02        $ 14.84        $ 13.15          $  14.06
                                                                     -------        -------        -------          --------
Net investment income............................................       0.78           0.78           0.76              0.41
Net realized and unrealized gain (loss)..........................       0.50           0.12           1.59             (0.92)
                                                                     -------        -------        -------          --------
Total from investment operations.................................       1.28           0.90           2.35             (0.51)
                                                                     -------        -------        -------          --------
Less dividends and distributions from:
   Net investment income.........................................      (0.81)         (0.75)         (0.72)            (0.36)
   Net realized gain.............................................         --          (0.01)            --                --
                                                                     -------        -------        -------          --------
Total dividends and distributions................................      (0.81)         (0.76)         (0.72)            (0.36)
                                                                     -------        -------        -------          --------
Anti-dilutive effect of acquiring treasury shares................       0.01           0.04           0.04              0.04
                                                                     -------        -------        -------          --------
Offering costs charged against capital...........................         --             --           0.02             (0.08)
                                                                     -------        -------        -------          --------
Net asset value, end of period...................................    $ 15.50        $ 15.02        $ 14.84          $  13.15
                                                                     =======        =======        =======          ========
Market value, end of period......................................    $14.375        $ 13.50        $ 12.50          $  11.00
                                                                     =======        =======        =======          ========
TOTAL INVESTMENT RETURN+.........................................      12.64%         14.33%         20.51%           (24.55)%(1)
RATIOS TO AVERAGE NET ASSETS:
Total expenses...................................................       0.56%(3)       0.58%(3)       0.72%(3)          0.65%(2)
Net investment income............................................       5.14%          5.22%          5.35%             4.45%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands..........................    $65,111        $63,753        $64,469           $58,822
Portfolio turnover rate..........................................         --             --              3%               --

---------------------
 *   Commencement of operations.
 ** The per share amounts were computed using an average number of shares outstanding during the period.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1)  Not annualized.
(2)  Annualized.
(3)  Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF INTERCAPITAL INSURED CALIFORNIA MUNICIPAL SECURITIES

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of InterCapital Insured California Municipal Securities (the "Trust") at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period February 28, 1994 (commencement of operations) through October 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 5, 1997

      --------------------------------------------------------------------

                      1997 FEDERAL TAX NOTICE (unaudited)

         For the year ended October 31, 1997, all of the Trust's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.

      --------------------------------------------------------------------

TRUSTEES
---------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS
---------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT
---------------------------------------------
Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS
---------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER
---------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


INTERCAPITAL
INSURED
CALIFORNIA
MUNICIPAL
SECURITIES

Annual Report
October 31,1997